UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2009

Item 1 — Report to Shareholders

The Annual Report to Stockholders is filed herewith.

Western Asset Income Fund

New York Stock Exchange Symbol: PAI

Contents

Investment Commentary	ii
Management’s Discussion of Fund Performance	1
Fund Highlights	3
Portfolio Diversification	6
Portfolio of Investments	7
Financial Statements	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Directors and Officers	31
Board Consideration of the Investment Advisory and Subadvisory Agreements	35

For more information, visit us on the web
at www.leggmason.com/cef

Annual Report to Shareholders

Investment Commentary (Unaudited)

Western Asset Income Fund

Financial Market Overview

While 2008 was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, 2009 was largely a return to more normal conditions and increased investor risk appetite.

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector to lag equal-durationi Treasuries during the year. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence.

In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the year. Looking at 2009 as a whole, every spread sector outperformed equal-duration Treasuries.

While economic news often surprised on the upside during 2009, incoming economic data did not suggest a dramatic rebound in growth in 2010. As such, the Federal Reserve Board (“Fed”)ii continued its accommodative monetary policy during 2009. The Fed met eight times in 2009 and, on each occasion, kept the federal funds rateiii in a range of 0 to 1/4 percent. This trend continued at the Fed’s meeting in January 2010. At that time, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Economic Review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)iv contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIv, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexvi indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Annual Report to Shareholders

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts as economic data improved and there were concerns regarding future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

During the reporting period, there was a shift in terms of expectations for inflation. Fears of inflation had increased in mid-2008 (before the reporting period began). This was, in part, due to sharply rising oil prices, which peaked at $145 a barrel in July 2008. Fears of inflation were then replaced with fears of deflation, as global economic conditions weakened and the financial crisis took hold in the fall of 2008. By the end of 2008, oil prices had fallen to $45 a barrel as demand waned and oil reserves moved higher. While inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 2.7% during the twelve-month period ended December 31, 2009, there were fears of higher inflation in the future. This was due to central banks’ accommodative monetary policies, signs that the global economy was recovering and rising oil prices, which hit $79 a barrel in December 2009. Inflation expectations led to increased demand for U.S. Treasury Inflation-Protected Securities (“TIPS”)ix, and the Barclays Capital Global Real Index: U.S. TIPSx gained 11.41% during the twelve months ended December 31, 2009.

The investment grade bond market generated solid results during the reporting period. Spreads on these securities had moved to extremely wide levels in late 2008, as the weakening economy and credit crunch triggered fears of escalating default rates. Investment grade bond spreads then significantly narrowed in 2009, as the economic environment improved and corporate profits were often better than expected. All told, the investment grade bond asset class, as measured by the Barclays Capital U.S. Credit Indexxi, returned 16.04% during the twelve-month period ended December 31, 2009.

In the mortgage-backed securities market, both agency and non-agency issues did well during the year. Agencies were supported by the government’s purchase programs of these securities as they sought to keep long-term interest rates low in an attempt to revive the housing market. The non-agency sector improved, particularly later in the year, as housing data stabilized and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiii returned 28.18%.

Annual Report to Shareholders

Investment Commentary (Unaudited)—Continued

Market Outlook

Some economists have floated the notion of a double-dip economic recession because of the expiration of various fiscal and monetary stimulus programs. However, we believe this economic phenomenon seems unlikely. As long as the Fed maintains the current low rate environment, which we believe it will, access to credit should remain sufficient. Given the elevated levels of unemployment, the recent dip in jobless claims is a positive sign that the labor market is stabilizing. The financial market is focused on consumer spending, but we believe more sustained gains in capital expenditures and exports will be key to the U.S. recovery.

We believe that the Fed is likely to keep the federal funds rate anchored at 0 to 1/4 percent in the near future. A large concern the Fed now faces is excess bank reserves. Government support from the Troubled Asset Relief Program (“TARP”) and the Fed’s various special liquidity programs helped banks restore their balance sheets, but banks then held on to reserves in excess of their capital requirements. As the recovery accelerates, banks may quickly reduce these excess reserves by extending credit. We believe increased lending should stimulate economic activity but, in doing so, might also contribute to inflationary pressures. Therefore, as the Fed manages the level of bank reserves, in our opinion, it must be careful not to inhibit economic growth and increase inflation. As long as the economic recovery is still in its infancy, we believe the Fed should continue its current policies.

Although the labor market is stabilizing, the declining trend in jobless claims reflects a drop-off in layoffs rather than an increase in hires. For unemployment to truly decline, we will need to see specific types of job growth. We believe the source of new job growth will probably have to come from the service sector, as the housing market remains weak and is unlikely to contribute significant new jobs any time soon. The recent increase in industrial production and capacity utilization indicates that factory-related jobs could increase in the coming year.

Despite an uptick in consumer spending in November, most likely due to the holidays, we think consumers will likely continue to demonstrate a more conservative mindset with increased savings and less consumption. Businesses, especially those that are export-oriented, should benefit from a lower U.S. dollar and increased future spending. Corporate profits in the fourth quarter of 2009 showed improvement, leading to a better outlook for the business sector compared to a year ago. Therefore, we think that businesses, rather than consumers, are likely to be the primary contributors to future economic growth. Considering current Fed policies, the likelihood of moderate inflation in the months ahead, a stabilizing labor market and an improved business climate, we find fears of a double-dip recession to be exaggerated.

Western Asset Management Company

January 29, 2010

Annual Report to Shareholders

The views expressed in this commentary reflect those solely of Western Asset Management Company’s Investment Advisory Team as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or from the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset Income Fund (the “Fund”) and Western Asset Management Company disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason fund. Forecasts are inherently limited and should not be relied upon as an indicator of future results or used as the basis for investment decisions. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund or Western Asset Management Company as to its accuracy or completeness.

All investments involve risk, including loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
[v]

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

vi

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[x]	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
xi	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Performance Review

For the twelve months ended December 31, 2009, Western Asset Income Fund returned 34.41% based on its net asset value (“NAV”)i and 31.75% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexii and the Barclays Capital U.S. Credit Indexiii (the “Index”), returned 58.21% and 16.04%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageiv returned 28.22% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.94 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$13.21 (NAV)	34.41%
$12.75 (Market Price)	31.75%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

The largest contributor to the Fund’s relative performance for the period was its quality biases. The portfolio’s overweight to BBB-rated securities, which returned 27.21% over the twelve months ended December 31, 2009, and an underweight to AAA-rated securities, which returned -0.06% over the same period, were leading contributors to results.1 Our significant underweight to non-corporate bonds was also rewarded, as this portion of the Index returned just 4.71% during the reporting period. The Fund’s overweight to the Financials sector in the investment grade space also meaningfully contributed to results, with significant contributors being Bank of America Corp., Citigroup Inc. and Wells Fargo Capital. Security selection was also a contributor to performance. In addition to the portfolio’s strong performers, we had an underweight or no exposure to nineteen of the twenty worst-performing securities in the Index during the reporting period. While there were no significant detractors during the fiscal year, our underweights to certain strong performing credits modestly detracted from the Fund’s relative returns.

We made several adjustments to the portfolio during the twelve-month reporting period. We sought to increase the overall quality of the portfolio by reducing its overweight to lower-rated securities. Given positive signs on the economic front, we increased our exposure to select Consumer Cyclicals2. Elsewhere, we pared our exposure to Utilities, thus increasing our underweight position, because we were concerned that environmental and regulatory issues may necessitate significant capital expenditures by utility companies. We also pared our position in Communications/Media. We believe the risk for these companies to institute “shareholder friendly” actions, such as share buybacks, has risen sharply, which could be detrimental to bondholders.

The Fund employed the use of Treasury futures during the reporting period to hedge its purchases and sales, as well as to manage its durationv. The use of these futures did not materially impact the Fund’s performance over the reporting period.

Western Asset Management Company

January 19, 2010

[1]	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Credit Index.
[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (78.3%), Yankee Bonds (18.4%), Mortgage-Backed Securities (0.5%), U.S. Government and Agency Obligations (0.5%) and Asset-Backed Securities (0.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

iii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Annual Report to Shareholders

Fund Highlights

	Year Ended December 31, 2009	Year Ended December 31, 2008
Net Asset Value	$124,548,918	$100,104,898
Per Share	$13.21	$10.66
Market Value Per Share	$12.75	$10.49
Net Investment Income	$7,799,749	$9,156,380
Per Share	$0.83	$0.98
Dividends Paid:
Ordinary Income	$8,850,758	$8,803,056
Per Share	$0.94	$0.94
Long-Term Capital Gains	—	$423,005
Per Share	—	$0.04

The Fund

Western Asset Income Fund (the “Fund”) is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the Fund’s net investment income is distributed to its shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol PAI, and price quotations can be found in publications under the abbreviation WstAssetIncoFd.

Certain Investment Policies

The Fund’s investment policies provide that its portfolio must be invested as follows:

•                  At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

•                  Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

•                  Not more than 25% in securities restricted as to resale.

Dividend Reinvestment Plan and Optional Cash Investment Service

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer two convenient ways to add shares of the Fund to your account. First, the Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent at the address set forth on page 4. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan. Second, the Fund offers to registered shareholders the option to purchase additional whole and partial shares of the Fund through the Optional Cash Investment Service (“Optional Cash Investment Service”).

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to all shareholders of the Fund. If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price

Annual Report to Shareholders

Fund Highlights—Continued

(including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Optional Cash Investment Service

Under the Optional Cash Investment Service, funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of the Fund’s stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant’s funds with those of all other participants in the Plan. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase. The minimum and maximum monthly purchase by a stockholder is $100 and $10,000, respectively.

The Optional Cash Investment Service is only available to registered shareholders (those who own shares in their own name on the Fund’s records). Beneficial shareholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option. A beneficial shareholder may, however, have his or her shares taken out of “street name” and re-register such shares in his or her own name, becoming a registered shareholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information Regarding the Plan and the Optional Cash Investment Service

The Fund will pay all costs applicable to the Plan and Optional Cash Investment Service, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service will be charged to participants. The commission participants pay for selling shares under the Plan or Optional Cash Investment Service is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan and Optional Cash Service, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan or Optional Cash Investment Service, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan and the Optional Cash Investment Service, as well as sign up or terminate their participation in the Plan or Service by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New

Annual Report to Shareholders

York, N.Y. 10038—Investor Relations, telephone number (888)-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume
March 31, 2009	$ 9.87	$10.02	(1.50)%	23,077
June 30, 2009	11.75	11.86	(0.93)	27,019
September 30, 2009	13.45	12.94	3.94	20,870
December 31, 2009	12.75	13.21	(3.48)	17,732

* * * * * * * *

Additional Information about interest rate futures contracts, options on debt securities, and related risks

The Fund may engage in a variety of transactions using “derivatives”, such as futures and options. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Fund’s investment adviser has the flexibility to make use of certain derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The policies of the Fund put certain restrictions on the Fund’s ability to engage in these transactions. For example, the Fund may write listed covered call options and buy and sell put and call options on debt securities in an amount not to exceed 15% of the value of its total assets. Additionally, the Fund will only enter into and hold interest rate futures contract, if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contracts sales of the Fund and (b) the aggregate purchase prices under open futures contract purchases of the Fund, would not exceed 30% of the total assets of the Fund, at market value.

Looking for Additional Information

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Annual Report to Shareholders

Portfolio Diversification

December 31, 2009A

The pie and bar charts above represent the composition of the Fund’s portfolio as of December 31, 2009, and do not include derivatives such as Futures Contracts, Options Written and Credit Default Swaps.

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
B	Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.
C	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2009

Western Asset Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Long-Term Securities	98.3%

Corporate Bonds and Notes	78.3%
Aerospace and Defense	1.0%
Goodrich Corp.		4.875%	3/1/20	$ 190,000	$187,936
L-3 Communications Corp.		6.375%	10/15/15	660,000	662,475
L-3 Communications Corp.		5.200%	10/15/19	80,000	79,131	A
United Technologies Corp.		6.125%	2/1/19	300,000	331,514

					1,261,056
Airlines	1.2%
Continental Airlines Inc.		9.250%	5/10/17	50,000	50,813
Continental Airlines Inc.		6.545%	2/2/19	131,621	128,988
Continental Airlines Inc. Pass-Through Certificates		7.250%	11/10/19	220,000	223,850
Continental Airlines Inc.		7.256%	3/15/20	183,686	180,012
Delta Air Lines Inc.		7.111%	9/18/11	400,000	403,500
Delta Air Lines Inc. Pass-Through Certificates		7.750%	12/17/19	310,000	316,200
United Air Lines Inc.		9.750%	1/15/17	140,000	142,800

					1,446,163
Automobiles	0.6%
Motors Liquidation Co.		8.250%	7/15/23	2,710,000	718,150	B

Beverages	0.5%
Anheuser-Busch InBev Worldwide Inc.		5.375%	1/15/20	370,000	377,496	A
Dr. Pepper Snapple Group Inc.		6.820%	5/1/18	240,000	269,236

					646,732
Capital Markets	4.1%
BankAmerica Capital III		0.854%	1/15/27	215,000	149,422	C
Blackstone Holdings Financial		6.625%	8/15/19	480,000	469,810	A
Goldman Sachs Capital II		5.793%	12/29/49	920,000	713,000	D
Goldman Sachs Group Inc. Senior Notes		6.000%	5/1/14	40,000	43,751
Lehman Brothers Holdings Capital Trust VII		5.857%	12/31/49	1,745,000	523	B,D
Lehman Brothers Holdings Inc.		5.750%	5/17/13	350,000	68,250	B
Lehman Brothers Holdings Inc.		6.500%	7/19/17	110,000	33	B
Merrill Lynch and Co. Inc.		6.050%	8/15/12	400,000	428,493
Merrill Lynch and Co. Inc.		5.700%	5/2/17	1,000,000	980,172
Merrill Lynch and Co. Inc.		6.400%	8/28/17	300,000	315,713
Merrill Lynch and Co. Inc.		6.110%	1/29/37	320,000	295,015
Morgan Stanley		4.750%	4/1/14	60,000	60,345
Morgan Stanley		6.000%	5/13/14	860,000	924,674

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Capital Markets—Continued
Morgan Stanley		6.625%	4/1/18	$ 100,000	$108,117
The Goldman Sachs Group Inc.		6.345%	2/15/34	555,000	519,624

					5,076,942
Chemicals	1.0%
Lubrizol Corp.		8.875%	2/1/19	280,000	348,120
The Dow Chemical Co.		7.375%	11/1/29	800,000	873,503

					1,221,623
Commercial Banks	2.8%
BankAmerica Institutional Capital A		8.070%	12/31/26	130,000	127,400	A
BankAmerica Institutional Capital B		7.700%	12/31/26	480,000	452,400	A
Comerica Capital Trust II		6.576%	2/20/37	360,000	288,000	D
Credit Suisse New York		5.300%	8/13/19	320,000	328,632
SunTrust Capital VIII		6.100%	12/15/36	560,000	390,049	D
Wachovia Capital Trust III		5.800%	3/15/42	630,000	481,950	D
Wells Fargo Capital X		5.950%	12/15/36	450,000	391,500	D
Wells Fargo Capital XIII		7.700%	12/29/49	1,100,000	1,067,000	D

					3,526,931
Commercial Services and Supplies	0.4%
Republic Services Inc.		5.500%	9/15/19	130,000	132,009	A
Republic Services Inc.		5.250%	11/15/21	330,000	324,465	A

					456,474
Consumer Finance	5.3%
American Express Co.		8.125%	5/20/19	440,000	521,427
American Express Co.		6.800%	9/1/66	1,120,000	1,002,400	D
American Express Credit Corp.		5.125%	8/25/14	150,000	158,060
Capital One Capital V		10.250%	8/15/39	320,000	372,000
Capital One Capital VI		8.875%	5/15/40	270,000	287,550
Capital One Financial Corp.		6.750%	9/15/17	230,000	247,496
GMAC LLC		7.500%	12/31/13	1,551,000	1,496,715	A
GMAC LLC		8.000%	12/31/18	201,000	176,880	A
GMAC LLC		8.000%	11/1/31	878,000	790,200	A
Nelnet Inc.		7.400%	9/29/36	460,000	335,023	D
SLM Corp.		5.000%	10/1/13	810,000	745,151
SLM Corp.		5.050%	11/14/14	130,000	117,257
SLM Corp.		8.450%	6/15/18	230,000	226,953
SLM Corp.		5.625%	8/1/33	180,000	135,713

					6,612,825

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Containers and Packaging	0.2%
Ball Corp.		7.125%	9/1/16	$ 250,000	$256,250

Diversified Financial Services	11.9%
AGFC Capital Trust I		6.000%	1/15/67	170,000	59,500	A,D
AIG SunAmerica Global Financing VI		6.300%	5/10/11	1,880,000	1,870,012	A
BAC Capital Trust XIV		5.630%	12/31/49	585,000	403,650	D
BAE Systems Holdings Inc.		5.200%	8/15/15	240,000	247,245	A
Bank of America Corp.		8.000%	12/29/49	150,000	144,411	D
Beaver Valley II Funding		9.000%	6/1/17	239,000	261,217
Capital One Bank		6.500%	6/13/13	330,000	354,761
Citigroup Inc.		6.375%	8/12/14	620,000	649,082
Citigroup Inc.		5.500%	10/15/14	270,000	273,383
Citigroup Inc.		6.010%	1/15/15	210,000	214,431
Citigroup Inc.		8.500%	5/22/19	1,840,000	2,124,746
Citigroup Inc.		6.125%	8/25/36	550,000	471,677
Citigroup Inc.		8.125%	7/15/39	450,000	507,891
General Electric Capital Corp.		5.900%	5/13/14	1,000,000	1,081,072
General Electric Capital Corp.		6.000%	8/7/19	1,120,000	1,162,584
General Electric Capital Corp.		6.375%	11/15/67	600,000	520,500	D
HSBC Finance Capital Trust IX		5.911%	11/30/35	1,350,000	1,107,000	D
ILFC E-Capital Trust II		6.250%	12/21/65	790,000	410,800	A,D
JPMorgan Chase and Co.		6.125%	6/27/17	720,000	761,021
UBS Preferred Funding Trust V		6.243%	5/12/49	1,120,000	876,400	D
ZFS Finance USA Trust II		6.450%	12/15/65	1,440,000	1,281,600	A,D

					14,782,983
Diversified Telecommunication Services	3.5%
AT&T Corp.		8.000%	11/15/31	260,000	317,335
AT&T Inc.		6.550%	2/15/39	1,230,000	1,296,004
Embarq Corp.		7.082%	6/1/16	330,000	364,511
Qwest Corp.		6.875%	9/15/33	1,000,000	880,000
Verizon Communications Inc.		8.950%	3/1/39	720,000	974,199
Verizon Global Funding Corp.		5.850%	9/15/35	570,000	555,825

					4,387,874
Electric Utilities	4.3%
Commonwealth Edison Co.		5.800%	3/15/18	560,000	593,897
CP&L Inc.		5.300%	1/15/19	360,000	375,922
Duke Energy Corp.		6.300%	2/1/14	500,000	549,810
FirstEnergy Corp.		6.450%	11/15/11	3,000	3,217

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Electric Utilities—Continued
Pacific Gas and Electric Co.		6.050%	3/1/34	$ 240,000	$250,568
PNPP II Funding Corp.		9.120%	5/30/16	1,761,000	1,960,451
Sithe/Independence Funding Corp.		9.000%	12/30/13	1,054,974	1,083,511
Virginia Electric & Power Co.		8.875%	11/15/38	390,000	550,513

					5,367,889
Energy Equipment and Services	0.7%
Baker Hughes Inc.		7.500%	11/15/18	450,000	537,158
EEB International Ltd.		8.750%	10/31/14	260,000	280,800	A

					817,958
Food and Staples Retailing	0.4%
Wal-Mart Stores Inc.		6.500%	8/15/37	380,000	432,432

Gas Utilities	0.1%
Southern Natural Gas Co.		5.900%	4/1/17	170,000	174,579	A

Health Care Equipment and Supplies	0.2%
Hospira Inc.		6.050%	3/30/17	210,000	219,789

Health Care Providers and Services	5.5%
Aetna Inc.		6.500%	9/15/18	240,000	255,268
Cardinal Health Inc.		5.500%	6/15/13	210,000	223,201
Coventry Health Care Inc.		5.950%	3/15/17	440,000	398,982
HCA Inc.		7.875%	2/1/11	250,000	257,187
HCA Inc.		6.300%	10/1/12	180,000	180,000
HCA Inc.		6.250%	2/15/13	930,000	904,425
HCA Inc.		5.750%	3/15/14	65,000	61,100
HCA Inc.		9.125%	11/15/14	400,000	422,000
HCA Inc.		9.250%	11/15/16	500,000	536,875
Humana Inc.		6.450%	6/1/16	220,000	222,377
Humana Inc.		8.150%	6/15/38	190,000	179,798
Tenet Healthcare Corp.		9.000%	5/1/15	732,000	790,560	A
Tenet Healthcare Corp.		10.000%	5/1/18	732,000	819,840	A
UnitedHealth Group Inc.		6.000%	11/15/17	520,000	536,841
Universal Health Services Inc.		7.125%	6/30/16	520,000	554,081
WellPoint Inc.		5.875%	6/15/17	540,000	556,336

					6,898,871

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Independent Power Producers and Energy Traders	2.8%
Dynegy Holdings Inc.		6.875%	4/1/11	$1,300,000	$1,352,000
Dynegy Holdings Inc.		8.750%	2/15/12	735,000	771,750
TXU Corp.		5.550%	11/15/14	1,500,000	1,063,797
TXU Corp.		6.500%	11/15/24	520,000	244,252

					3,431,799
Insurance	4.5%
Allstate Corp.		6.500%	5/15/57	480,000	415,200	D
American International Group Inc.		6.250%	3/15/37	80,000	44,000	D
ASIF Global Financing XIX		4.900%	1/17/13	30,000	27,607	A
Everest Reinsurance Holdings Inc.		6.600%	5/15/37	260,000	189,800	D
Hartford Financial Services Group Inc.		8.125%	6/15/68	325,000	312,000	D
Liberty Mutual Group		5.750%	3/15/14	270,000	266,132	A
Liberty Mutual Group		7.800%	3/15/37	300,000	247,500	A
MetLife Inc.		6.400%	12/15/36	1,160,000	1,015,000	D
Nationwide Mutual Insurance Co.		9.375%	8/15/39	430,000	453,935	A
Prudential Financial Inc.		8.875%	6/15/38	340,000	360,400	D
Prudential Holdings LLC		7.245%	12/18/23	260,000	263,406	A
Teachers Insurance & Annuity Association of America		6.850%	12/16/39	600,000	620,243	A
The Chubb Corp.		6.375%	3/29/67	320,000	297,600	D
The Travelers Cos. Inc.		6.250%	3/15/37	620,000	564,814	D
The Travelers Cos. Inc.		6.250%	6/15/37	280,000	295,988
Willis North America Inc.		5.625%	7/15/15	230,000	225,251

					5,598,876
IT Services	0.4%
Electronic Data Systems Corp.		7.450%	10/15/29	420,000	496,986

Leisure Equipment and Products	0.3%
Hasbro Inc.		6.300%	9/15/17	320,000	338,643	E

Media	4.0%
Comcast Cable Holdings LLC		9.800%	2/1/12	375,000	424,427
Comcast Corp.		6.450%	3/15/37	120,000	123,728
Comcast Corp.		6.950%	8/15/37	160,000	174,383
Comcast Corp.		6.400%	5/15/38	1,050,000	1,080,479
News America Inc.		6.550%	3/15/33	545,000	558,207
Omnicom Group Inc.		6.250%	7/15/19	370,000	399,174
TCI Communications Inc.		8.750%	8/1/15	160,000	189,567

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Media—Continued
Time Warner Cable Inc.		8.750%	2/14/19	$ 520,000	$633,763
Time Warner Entertainment Co. LP		8.375%	7/15/33	530,000	633,584
Time Warner Inc.		7.700%	5/1/32	595,000	698,729

					4,916,041
Metals and Mining	1.8%
Barrick Gold Finance Co.		6.125%	9/15/13	300,000	329,765
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	1,730,000	1,894,350

					2,224,115
Multi-Utilities	1.4%
CenterPoint Energy Inc.		6.850%	6/1/15	1,150,000	1,213,787
Dominion Resources Inc.		8.875%	1/15/19	250,000	311,554
DTE Energy Co.		6.350%	6/1/16	260,000	270,170

					1,795,511
Multiline Retail	0.9%
Federated Retail Holdings Inc.		5.350%	3/15/12	270,000	275,737
Macy’s Retail Holdings Inc.		5.875%	1/15/13	330,000	339,075
May Department Stores Co.		5.750%	7/15/14	400,000	401,000
May Department Stores Co.		6.650%	7/15/24	180,000	163,800

					1,179,612
Oil, Gas and Consumable Fuels	11.4%
Apache Corp.		6.900%	9/15/18	100,000	117,177
Apache Corp.		6.000%	1/15/37	190,000	202,170
ConocoPhillips		6.000%	1/15/20	360,000	398,886
ConocoPhillips		6.500%	2/1/39	810,000	898,972
DCP Midstream LLC		6.750%	9/15/37	420,000	415,224	A
Devon Financing Corp. ULC		7.875%	9/30/31	350,000	438,519
Duke Capital LLC		6.250%	2/15/13	800,000	860,169
El Paso Corp.		7.800%	8/1/31	2,000,000	1,882,866
Enbridge Energy Partners LP		9.875%	3/1/19	120,000	151,949
Energy Transfer Partners LP		9.700%	3/15/19	170,000	209,967
Enterprise Products Operating LLC		6.500%	1/31/19	370,000	399,134
Enterprise Products Operating LLP		6.125%	10/15/39	320,000	309,143
EOG Resources Inc.		5.875%	9/15/17	540,000	588,041
Hess Corp.		7.875%	10/1/29	1,180,000	1,415,238
Hess Corp.		6.000%	1/15/40	300,000	297,074
Kerr-McGee Corp.		6.950%	7/1/24	300,000	324,896

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Kinder Morgan Energy Partners LP		7.125%	3/15/12	$ 530,000	$577,943
Peabody Energy Corp.		6.875%	3/15/13	145,000	146,631
Pemex Project Funding Master Trust		6.625%	6/15/35	2,635,000	2,508,918
The Williams Cos. Inc.		7.500%	1/15/31	102,000	110,031
The Williams Cos. Inc.		8.750%	3/15/32	1,250,000	1,495,839
XTO Energy Inc.		6.100%	4/1/36	440,000	475,107

					14,223,894
Paper and Forest Products	0.5%
Georgia-Pacific Corp.		9.500%	12/1/11	325,000	351,000
Georgia-Pacific Corp.		7.375%	12/1/25	250,000	238,750

					589,750
Pharmaceuticals	0.4%
Pfizer Inc.		6.200%	3/15/19	270,000	300,138
Wyeth		5.950%	4/1/37	170,000	177,272

					477,410
Real Estate Investment Trusts (REITs)	0.9%
Developers Diversified Realty Corp.		4.625%	8/1/10	300,000	298,124
Developers Diversified Realty Corp.		9.625%	3/15/16	380,000	396,708
Health Care REIT Inc.		5.875%	5/15/15	130,000	127,298
WEA Financial		6.750%	9/2/19	330,000	354,335	A

					1,176,465
Semiconductors and Semiconductor Equipment	0.2%
National Semiconductor Corp.		6.600%	6/15/17	210,000	215,116

Thrifts and Mortgage Finance	1.6%
BB&T Capital Trust II		6.750%	6/7/36	640,000	610,396
Countrywide Financial Corp.		5.800%	6/7/12	850,000	902,284
Countrywide Financial Corp.		6.250%	5/15/16	500,000	508,583

					2,021,263
Tobacco	1.9%
Lorillard Tobacco Co.		8.125%	6/23/19	340,000	373,791
Philip Morris International Inc.		6.875%	3/17/14	490,000	555,228
Reynolds American Inc.		7.250%	6/1/12	1,360,000	1,495,066

					2,424,085

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Corporate Bonds and Notes—Continued

Wireless Telecommunication Services	1.6%
New Cingular Wireless Services Inc.		8.750%	3/1/31	$ 655,000	$846,462
Sprint Capital Corp.		6.900%	5/1/19	330,000	303,600
Sprint Capital Corp.		8.750%	3/15/32	940,000	885,950

					2,036,012
Total Corporate Bonds and Notes (Cost—$97,933,073)					97,451,099
Asset-Backed Securities	0.4%
Fixed Rate Securities	0.4%
Hertz Vehicle Financing LLC 2009-2A A1		4.260%	3/25/14	490,000	488,306	A
Total Asset-Backed Securities (Cost—$489,971)					488,306
Mortgage-Backed Securities	0.5%
Variable Rate SecuritiesF	0.5%
Thornburg Mortgage Securities Trust 2007-4 2A1		6.200%	9/25/37	388,118	310,025
Thornburg Mortgage Securities Trust 2007-4 3A1		6.198%	9/25/37	391,014	312,467
Total Mortgage-Backed Securities (Cost—$772,133)					622,492
U.S. Government and Agency Obligations	0.5%
Fixed Rate Securities	0.5%
Fannie Mae		0.000%	10/9/19	350,000	190,050	G,H
Tennessee Valley Authority		5.250%	9/15/39	390,000	386,434
United States Treasury Bonds		4.500%	8/15/39	10,000	9,773
Total U.S. Government and Agency Obligations (Cost—$588,734)					586,257
Yankee Bonds[l]	18.4%
Aerospace and Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	287,452	294,069	A

Beverages	0.4%
Diageo Capital PLC		7.375%	1/15/14	380,000	439,589

Chemicals	0.2%
Potash Corp. of Saskatchewan Inc.		6.500%	5/15/19	180,000	199,359

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds[l]—Continued

Commercial Banks	7.6%
AES El Salvador Trust		6.750%	2/1/16	$ 750,000	$665,875	A
Banco Mercantil del Norte SA		6.135%	10/13/16	750,000	727,074	A,D
Barclays Bank PLC		10.179%	6/12/21	240,000	309,761	A
Barclays Bank PLC		7.434%	9/29/49	910,000	828,100	A,D
Commonwealth Bank of Australia		5.000%	10/15/19	60,000	59,570	A
Credit Agricole SA		8.375%	12/31/49	520,000	551,200	A,D
Glitnir Banki Hf		6.330%	7/28/11	400,000	84,000	A,B,J
Glitnir Banki Hf		6.693%	6/15/16	680,000	68	A,B,D,J
Glitnir Banki Hf		7.541%	12/14/49	210,000	21	A,B,D,J
Groupe BPCE SA		12.500%	6/29/49	361,000	397,721	A,D
HBOS Capital Funding LP		6.071%	6/30/49	560,000	364,000	A,D
ICICI Bank Ltd.		6.375%	4/30/22	200,000	179,543	A,D
Kaupthing Bank Hf		5.750%	10/4/11	480,000	118,800	A,B,J
Kaupthing Bank Hf		7.625%	2/28/15	620,000	153,450	A,B,J
Kaupthing Bank Hf		7.125%	5/19/16	1,250,000	125	A,B,J
Landsbanki Islands Hf		7.431%	12/31/49	730,000	73	A,B,D,J
Mizuho Financial Group		5.790%	4/15/14	1,100,000	1,162,735	A
Rabobank Nederland NV		11.000%	12/29/49	858,000	1,046,120	A,D
Resona Preferred Global Securities		7.191%	12/29/49	1,095,000	895,634	A,D
Royal Bank of Scotland Group PLC		6.375%	2/1/11	150,000	150,417
Royal Bank of Scotland Group PLC		5.000%	11/12/13	70,000	62,866
Royal Bank of Scotland Group PLC		5.000%	10/1/14	510,000	450,720
Royal Bank of Scotland Group PLC		5.050%	1/8/15	80,000	69,397
Royal Bank of Scotland Group PLC		6.400%	10/21/19	220,000	219,294
Royal Bank of Scotland Group PLC		7.640%	3/31/49	100,000	54,000	D
RSHB Capital SA		7.125%	1/14/14	200,000	211,620	A
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	760,000	442,700	A,D
Sumitomo Mitsui Banking Corp.		5.625%	12/31/49	270,000	257,381	A,D

					9,462,265
Consumer Finance	0.1%
Aiful Corp.		6.000%	12/12/11	265,000	188,150	A

Diversified Financial Services	1.4%
Lukoil International Finance BV		6.356%	6/7/17	310,000	304,575
Petroplus Finance Ltd.		7.000%	5/1/17	600,000	540,000	A
SMFG Preferred Capital		6.078%	1/29/49	380,000	326,469	A,D
TNK-BP Finance SA		7.500%	7/18/16	160,000	164,000	A
UFJ Finance Aruba AEC		6.750%	7/15/13	355,000	395,242

					1,730,286

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Yankee Bonds[l]—Continued
Diversified Telecommunication Services	2.6%
British Telecommunications PLC		9.625%	12/15/30	$ 330,000	$420,491	E
Deutsche Telekom International Finance BV		5.750%	3/23/16	160,000	169,896
Deutsche Telekom International Finance BV		8.750%	6/15/30	580,000	745,944	E
Koninklijke (Royal) KPN NV		8.375%	10/1/30	240,000	300,714
Telecom Italia Capital		7.200%	7/18/36	760,000	826,723
Telecom Italia Capital SA		7.721%	6/4/38	390,000	449,020
Telefonica Emisiones S.A.U.		5.877%	7/15/19	220,000	235,803
Telefonica Emisiones S.A.U.		7.045%	6/20/36	100,000	114,190

					3,262,781
Electric Utilities	0.4%
Enersis SA/Cayman Island		7.400%	12/1/16	452,000	504,228

Food and Staples Retailing	0.3%
Delhaize Group		6.500%	6/15/17	290,000	314,949

Foreign Governments	0.7%
Quebec Province		7.970%	7/22/36	650,000	830,241
Russian Federation		7.500%	3/31/30	50,760	57,295
United Mexican States		6.750%	9/27/34	24,000	25,320

					912,856
Insurance	0.2%
Axa		8.600%	12/15/30	200,000	232,412

Media	0.4%
Rogers Cable Inc.		6.250%	6/15/13	250,000	273,862
WPP Finance		8.000%	9/15/14	180,000	204,707

					478,569
Metals and Mining	1.6%
Rio Tinto Finance USA Ltd.		9.000%	5/1/19	660,000	835,288	E
Vale Overseas Ltd.		6.875%	11/21/36	1,148,000	1,147,037

					1,982,325
Oil, Gas and Consumable Fuels	1.7%
Anadarko Finance Co.		7.500%	5/1/31	825,000	925,523
Petrobras International Finance Co.		5.875%	3/1/18	879,000	886,392
Shell International Finance BV		6.375%	12/15/38	250,000	281,845

					2,093,760

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds[l]—Continued

Paper and Forest Products	0.2%
PE Paper Escrow GmbH		12.000%	8/1/14	$ 280,000		$309,400	A

Wireless Telecommunication Services	0.4%
America Movil SA de CV		5.625%	11/15/17	190,000		196,715
Rogers Wireless Inc.		6.375%	3/1/14	300,000		332,158

						528,873
Total Yankee Bonds (Cost—$26,696,508)						22,933,871
Common Stocks and Equity Interests	N.M .
Building Products	N.M .
Nortek Inc.				1,209	Shs	42,302	K

Total Common Stocks and Equity Interests (Cost—$57,088)						42,302
Preferred Stocks	0.2%
Fannie Mae		8.250%		11,700		12,871	D,H,K
Freddie Mac		8.375%		96,825		101,666	D,H,K
GMAC Inc.		7.000%		247		162,804	A,K
Total Preferred Stocks (Cost—$1,537,590)						277,341
Total Long-Term Securities (Cost—$128,075,097)						122,401,668
Short-Term Securities	0.2%
U.S. Government and Agency Obligations	0.2%
Fannie Mae		0.08% to 0.40%	1/25/10	$223,000		222,956	H,L
Fannie Mae		0.32%	2/1/10	25,000		24,993	H,L
Freddie Mac		0.25%	1/25/10	15,000		14,998	H,L
Freddie Mac		0.22%	1/26/10	4,000		3,999	H,L
Total Short-Term Securities (Cost—$266,946)						266,946
Total Investments (Cost—$128,342,043)M	98.5%					122,668,614
Other Assets Less Liabilities	1.5%					1,880,304

Net Assets	100.0%					$124,548,918

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Income Fund—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedN
U.S. Treasury Note Futures	March 2010	10	$(17,986)
Futures Contracts WrittenN
U.S. Treasury Bond Futures	March 2010	17	$ 68,835
U.S. Treasury Note Futures	March 2010	53	145,531
U.S. Treasury Note Futures	March 2010	1	1,028

			$215,394

N.M. Not Meaningful.

A

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 19.22% of net assets.

B	The coupon payment on these securities is currently in default as of December 31, 2009.
C

Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

D

Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

E	Credit Linked Security — The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
F	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
G	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
H	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
I	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.
J	Illiquid security.
K	Non-income producing.
L	All or a portion of this security is collateral to cover futures.
M	Aggregate cost for federal income tax purposes is $128,900,577.
N	Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2009

Western Asset Income Fund

Assets:
Investment securities at value (Cost—$128,075,097)		$122,401,668
Short-term securities at value (Cost—$266,946)		266,946
Interest receivable		2,029,685
Receivable for securities sold		106,812
Futures variation margin receivable		26,500
Other assets		15,971
Total assets		124,847,582

Liabilities:
Due to custodian	$118,002
Accrued management fee	54,223
Accrued expenses	126,439
Total liabilities		298,664

Net Assets		$124,548,918

Summary of Shareholders’ Equity:
Common shares, par value $.01 per share, 20,000,000 shares authorized; 9,429,567 shares issued and outstanding (Note 5)		$142,444,935
Overdistributed net investment income		(104,025)
Accumulated net realized loss on investments and futures		(12,315,971)
Net unrealized depreciation of investments and futures		(5,476,021)

Net Assets		$124,548,918

Net asset value per common share ($124,548,918 ÷ 9,429,567 common shares issued and outstanding)		$13.21

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2009

Western Asset Income Fund

Investment Income:
Interest	$ 8,738,605
Dividends	15,399
Total income		8,754,004

Expenses:
Management fees (Note 2)	619,367
Audit and legal fees	119,304
Reports to shareholders	54,462
Transfer agent and shareholder servicing expense	54,445
Custodian fees	30,106
Taxes, other than federal income taxes	26,000
Registration fees	21,250
Directors’ fees and expenses	20,886
Other expenses	32,435
	978,255
Less: Fees waived (Note 2)	(24,000)
Net expenses		954,255

Net Investment Income		7,799,749

Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1 and 4):
Net realized loss on:
Investments	(8,614,484)
Futures	(191,082)
		(8,805,566)
Change in unrealized appreciation/(depreciation) of:
Investments	33,648,909
Futures	197,408
		33,846,317
Net Realized and Unrealized Gain on Investments		25,040,751
Change in Net Assets Resulting From Operations		$32,840,500

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Income Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2009	2008
Change in Net Assets:
Net investment income	$ 7,799,749	$ 9,156,380
Net realized loss	(8,805,566)	(3,508,376)
Change in unrealized appreciation/(depreciation)	33,846,317	(38,346,272)
Change in Net Assets Resulting from Operations	32,840,500	(32,698,268)

Distributions to Common Shareholders From (Notes 1 and 7):
Net investment income	(8,850,758)	(8,803,056)
Net realized gain on investments	—	(423,005)
Total distributions to shareholders	(8,850,758)	(9,226,061)

Capital Transactions:
Reinvestment of dividends resulting in the issuance of 40,136 and 0 common shares, respectively	454,278	—
Change in net assets	24,444,020	(41,942,329)

Net Assets:
Beginning of year	100,104,898	142,029,227
End of year	$124,548,918	$100,104,898
(Overdistributed) and undistributed net investment income, respectively	$(104,025)	$946,984

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of Common Stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Western Asset Income Fund

	YEARS ENDED DECEMBER 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$10.66		$15.13		$15.91		$15.73		$16.33
Investment operations:
Net investment income	.83	A	.98	A	.95	A	.91	A	.88
Net realized and unrealized gain/(loss)	2.66		(4.47)		(.61)		.21		(.41)
Total from investment operations	3.49		(3.49)		.34		1.12		.47
Distributions from:
Net investment income	(.94)		(.94)		(.96)		(.86)		(.87)
Net realized gain on investments	—		(.04)		(.16)		(.08)		(.20)
Total distributions	(.94)		(.98)		(1.12)		(.94)		(1.07)
Net asset value, end of year	$13.21		$10.66		$15.13		$15.91		$15.73
Market value, end of year	$12.75		$10.49		$13.50		$15.52		$14.14
Total Return:
Based on net asset value per shareB	34.41%		(24.05)%		2.17%		7.38%		3.00%
Based on market value per shareB	31.75%		(15.82)%		(6.16)%		17.02%		(1.49)%
Ratios to Average Net Assets:
Total expensesC	.89%		.91%		.83%		.84%		.81%
Expenses net of waivers, if anyC	.86%		.89%		.81%		.82%		.79%
Expenses net of all reductionsC	.86%		.89%		.81%		.82%		.79%
Net investment income	7.07%		7.32%		6.10%		5.81%		5.48%
Supplemental Data:
Portfolio turnover rate	45%		17%		46%		51%		80%
Net assets, end of year (in thousands)	$124,549		$100,105		$142,029		$149,406		$147,737

A  Computed using average daily shares outstanding.

B  Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

C  Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 19, 2010, the issuance date of the financial statements.

(a) Investment Valuation

Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Annual Report to Shareholders

Notes to Financial Statements—Continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds and Notes	—	$ 97,451,099	—	$ 97,451,099
Asset-Backed Securities	—	488,306	—	488,306
Mortgage-Backed Securities	—	622,492	—	622,492
U.S. Government and Agency Obligations	—	586,257	—	586,257
Yankee Bonds	—	22,933,871	—	22,933,871
Common Stocks and Equity Interests	$ 42,302	—	—	42,302
Preferred Stocks	114,537	162,804	—	277,341
Total Long-Term Investments	156,839	122,244,829	—	122,401,668
Short-Term Investments†	—	266,946	—	266,946
Total Investments	$156,839	$122,511,775	—	$122,668,614
Other Financial Instruments:
Futures Contracts	$197,408	—	—	$ 197,408
Total	$354,247	$122,511,775	—	$122,866,022

† See Portfolio of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Yankee Bonds
Balance as of December 31, 2008	$ 37,200
Accrued Premiums/Discounts	11,164
Realized Gain/(Loss)	—
Change in Unrealized Appreciation (Depreciation)[1]	105,086
Net Purchases (Sales)	—
Net transfers in and/or out of Level 3	(153,450)
Balance as of December 31, 2009	—
Net Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009	—

1  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the

Annual Report to Shareholders

collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts

The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and Market Risk

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to Shareholders

Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. On May 20, 2009, the Fund announced that it will declare distributions quarterly while maintaining its policy of paying distributions monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating Balance Agreements

The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(j) Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

(k) Federal and Other Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

Annual Report to Shareholders

2. Investment Management Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

The Adviser voluntarily waived expenses amounting to $24,000 for the year ended December 31, 2009.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

The Board approved the substitution of LMPFA for Legg Mason Fund Adviser, Inc. (“LMFA”). Effective September 30, 2009, LMPFA assumed the rights and responsibilities of LMFA under its administrative services agreement.

3. Investments:

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$48,851,058	$5,391,380
Sales	43,883,013	5,190,227

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,679,766
Gross unrealized depreciation	(13,911,729)
Net unrealized depreciation	$(6,231,963)

4. Derivative Instruments and Hedging Activities:

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at December 31, 2009.

Asset Derivatives1

	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts[2]	$215,394	—	$215,394

Annual Report to Shareholders

Notes to Financial Statements—Continued

Liability Derivatives1

	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts[2]	$17,986	—	$17,986

1            Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2             Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized

	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$(191,082)	—	$(191,082)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized

	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$197,408	—	$197,408

The Fund had average market values of $267,770 and $6,567,325 in futures contracts (to buy) and futures contracts (to sell), respectively.

5. Common Shares:

Of the 9,429,567 shares of common stock outstanding at December 31, 2009, the Investment Adviser owned 321,710 shares.

6. Director Compensation:

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets. Director Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Income Tax Information and Distributions to Shareholders:

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Rate
1/15/2010	1/29/2010	$0.070000
2/12/2010	2/26/2010	$0.070000

Annual Report to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$8,850,758	$8,839,304
Net Long-term Capital Gains	—	386,757
Total Distributions Paid	$8,850,758	$9,226,061

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$ 133,825
Capital loss carryforward*	(11,292,710)
Other book/tax temporary differences(a)	(702,577)
Unrealized appreciation/(depreciation)(b)	(6,034,555)
Total accumulated earnings/(losses)—net	$(17,896,017)

* As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$ (676,492)
12/31/2017	(10,616,218)
$(11,292,710)

These amounts will be available to offset any future taxable capital gains.

(a) Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax differences on the treatment of losses on certain securities.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Western Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Income Fund (the “Fund”) at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2010

Annual Report to Shareholders

Directors and Officers

The Directors and officers of the Fund, the year each was born and a description of their principal occupations during the past five years are listed below. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Director or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101.

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held
Independent Directors
Ronald J. Arnault 1943	Director	Served since 1997	Retired.	13	None

Anita L. DeFrantz 1953	Director	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian 1952	Director	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	13	Occidental Petroleum Corporation

William E. B. Siart 1947	Director and Chairman	Served since 1997	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None

Jaynie Miller Studenmund 1954	Director	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	Orbitz Worldwide (global on-line travel company)

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held
Interested Directors
R. Jay Gerken(C) 1951	Director and President	Served as a Director since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	147	N/A

Ronald L. Olson(D) 1941	Director	Served since 2005	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers(E)

Gavin L. James 1961	Vice President	Served since 2001	Director of Global Client Services and Marketing of Western Asset (1998-present).	N/A	N/A

S. Kenneth Leech 1954	Vice President	Served since 1990	Chief Investment Officer Emeritus of Western Asset (1998-present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A

Stephen A. Walsh 1959	Vice President	Served since 1994	Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A

Susanne D. Wilson 1962 100 International Drive Baltimore, MD 21202	Vice President	Served since 1998	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).	N/A	N/A

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held

Frances M. Guggino 1957 55 Water Street New York, NY 10041	Principal Financial and Accounting Officer	Served since 2009

Director of Legg Mason & Co. (since 2005); Director at Citigroup Asset Management (“CAM”) (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

				N/A	N/A

Erin K. Morris 1966 100 International Drive Baltimore, MD 21202	Treasurer	Served since 2006

Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Legg Mason Partners Fund complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Treasurer of Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2006-2009); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006).

				N/A	N/A

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen(B)	Other Directorships Held

Todd F. Kuehl 1968 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since 2007

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

				N/A	N/A

Robert I. Frenkel 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2009

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (2005-present); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004).

				N/A	N/A

(A)    Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

(B)  Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

(C)  Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

(D)  Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

(E)    Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements (Unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 15, October 23 and November 3, 2009. At a meeting held on November 17, 2009, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in a peer group of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that although the performance of the Fund was below the average of the Fund’s peer group for the one-, three- and five-year periods ended August 31, 2009, it was slightly above average for the ten-year period ended on that date.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was slightly higher than the median of the funds in its Lipper peer group, and that Western Asset was responsible for payment of the management fee to WAML. The Directors also noted that the Fund’s total expenses were slightly higher than the median of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference in responsibilities, the Directors concluded that the difference in management fees paid by the Fund from those paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Advisory Agreements—(Unaudited) Continued

concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchanges Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance in light of the Fund’s recent relative underperformance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Income Fund

The Board of Directors	Custodian
William E. B. Siart, Chairman	State Street Bank & Trust Company
R. Jay Gerken	1 Lincoln Street
Ronald J. Arnault	Boston, Massachusetts 02111
Anita L. DeFrantz
Ronald L. Olson	Counsel
Avedick B. Poladian	Ropes & Gray LLP
Jaynie Miller Studenmund	1211 Avenue of the Americas
New York, NY 10036
Officers
R. Jay Gerken, President	Independent Registered Public Accounting Firm
Gavin L. James, Vice President	PricewaterhouseCoopers LLP
S. Kenneth Leech, Vice President	100 East Pratt Street
Stephen A. Walsh, Vice President	Baltimore, MD 21202
Frances M. Guggino, Principal Financial and
Accounting Officer	Transfer Agent
Todd F. Kuehl, Chief Compliance Officer	American Stock Transfer & Trust Company LLC
Erin K. Morris, Treasurer	59 Maiden Lane
Robert I. Frenkel, Secretary and Chief Legal Officer	New York, N.Y. 10038

Investment Advisers
Western Asset Management Company
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited
10 Exchange Square
London, England EC2A2EN

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone and through our websites;

•                  Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Income Fund

WESTERN ASSET INCOME FUND
55 Water Street
New York, New York 10041

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Directors, and on such terms as the Board of Directors shall determine.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

AMERICAN STOCK
TRANSFER & TRUST COMPANY
59 Maiden Lane
New York, New York 10038

PACAM-AR-(2/10) SR10-1039

Item 2.   Code of Ethics.

(a)   Western Asset Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)   Omitted.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

Item 3.   Audit Committee Financial Expert.

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification

Item 4.   Principal Accountant Fees and Services.

(a)   Audit Fees

Fiscal Year Ended December 31, 2008—$33,200

Fiscal Year Ended December 31, 2009—$31,900

(b)   Audit-Related Fees

Fiscal Year Ended December 31, 2008—$3,500

Fiscal Year Ended December 31, 2009—$3,500

Services include interim audit security pricing.

PricewaterhouseCoopers LLP billed fees in the amount of $230,000 and $230,000 for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended December 31, 2008 and December 31, 2009, respectively.

During each of the years ended December 31, 2008 and December 31, 2009, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year ended December 31, 2009, PricewaterhouseCoopers LLP reviewed the Australian Superannuation Circular.

(c)   Tax Fees

Fiscal Year Ended December 31, 2008—$4,000

Fiscal Year Ended December 31, 2009—$4,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)   All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c).

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)   (1) The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be preapproved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

(2) None.

(f)   Not applicable.

(g)   Non-Audit Fees

Fiscal Year Ended December 31, 2008—$315,300

Fiscal Year Ended December 31, 2009—$35,000

(h)   The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

William E.B. Siart

Avedick B. Poladian

Jaynie Miller Studenmund

b) Not applicable

Item 6.   Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

The Registrant has delegated the voting of proxies relating to its portfolio securities to its investment advisers, Western Asset Management Company and Western Asset Management Company Limited.

The Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.     Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.     Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.     Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1):

NAME AND	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilitiesand the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh ‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Jeffrey Van Schaick ‡	4 registered investment Companies with $1.3 billion in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management ***	19 Other accounts with $6.2 billion in total assets under management****

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Stephen A. Walsh	A
Jeffrey D. Van Schaick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.   Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 — filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 — filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 — filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Income Fund

Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset Income Fund

Date:	March 1, 2010

By:	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Income Fund

Date:	March 1, 2010